AQR FUNDS

Supplement dated March 30, 2026 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary Prospectuses and Prospectus, each dated January 29, 2026, as amended

(“Summary Prospectus” and “Prospectus,” respectively), of the AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Defensive Style Fund, and AQR International Momentum Style Fund (each a “Fund,” and collectively, the “Funds”)

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

The Board of Trustees of the AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization with respect to each Fund, pursuant to which one or more existing Funds (each, a “Target Fund”) will reorganize into another existing AQR mutual fund (each, an “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization” and the proposed transactions are referred to collectively as the “Reorganizations.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Funds
AQR Large Cap Momentum Style Fund	AQR Large Cap Multi-Style Fund
AQR Small Cap Momentum Style Fund	AQR Small Cap Multi-Style Fund
AQR International Momentum Style Fund	AQR International Multi-Style Fund
AQR International Defensive Style Fund

Each Reorganization is expected to close on or about May 4, 2026 (the “Closing Date”).

Effective 4:00 P.M. (Eastern time) on April 27, 2026, each of the Target Funds will no longer accept orders from new investors or existing shareholders to purchase Target Fund shares, except, if you are an existing shareholder, that the dividends set forth below will be reinvested in additional shares of your Target Fund if you have elected to receive dividends in this manner.

In addition, where applicable, each of the Target Funds will declare and distribute a dividend to all holders of record as set forth below, which, together with all previous dividends and distributions, shall have the effect of distributing to shareholders of the respective Target Fund substantially all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gains (after reduction for any capital loss carry forward) for all taxable periods ending on or before the Closing Date. The dates of such distributions, where applicable, will be as follows:

• Record Date:	April 27, 2026

• Ex-Dividend Date:	April 28, 2026

• Payment Date:	April 29, 2026

The Reorganizations do not require approval by shareholders of the Target Funds, and such shareholders are not being asked to vote on the Reorganizations. In each Reorganization, substantially all of a Target Fund’s assets will be transferred to its respective Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the respective Target Fund and shares of the respective Acquiring Fund. If a Reorganization is completed, then shareholders of the applicable Target Fund will receive the same class of shares of the respective Acquiring Fund with the same aggregate net asset value as the Target Fund shares that such shareholders hold immediately prior to the Reorganization. Each Fund will pay for a portion of the costs of its Reorganization since its Reorganization is expected to benefit the Fund.

Until its Reorganization is completed, each Target Fund will continue redemptions of its shares as described in its Summary Prospectus and Prospectus. Each Reorganization may be terminated or abandoned at any time before its closing by action of the Board of Trustees of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE